UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
June 3, 2005

bebe stores, inc. (Exact name of registrant as specified in its charter)

California (State or Jurisdiction of Incorporation or Organization)	0-24395 (Commission File No.)	94-2450490 (IRS Employer Identification Number)

400 Valley Drive
Brisbane, California 94005
(Address of principal executive offices)

Registrant's telephone number, including area code
(415) 715-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2005, the Board of Directors of the company approved an amendment to the Third Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 90,000,000 to 135,000,000 and to effect a 3-for-2 forward stock split. The amendment was effective as of June 3, 2005.

The press release confirming the stock split is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

    99.1.        Press Release dated June 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated June 7, 2005 bebe stores, inc. /s/ Walter Parks __________________________________ Walter Parks, Chief Financial Officer

Exhibit 99.1

Contact: Walter Parks
                Chief Financial Officer
                bebe stores, inc.
                (415) 715-3900

bebe stores, inc. Confirms 3 for 2 Stock Split

BRISBANE, CALIF. – June 3, 2005 – bebe stores, inc. (“bebe”) (Nasdaq: BEBE) today confirms, as previously announced, the three for two stock split of issued shares of bebe trading on the Nasdaq Stock Market (“NASDAQ”), will be effective after close of business today, June 3, 2005. bebe’s shares will begin trading on Nasdaq on a post-split basis on Monday, June 6, 2005.

bebe stores, inc. designs, develops and produces a distinctive line of contemporary women’s apparel and accessories, which it markets under the bebe, BEBE SPORT and bebe O brand names. bebe currently operates 210 stores, of which 163 are bebe stores, 17 are bebe outlet stores and 30 are BEBE SPORT stores. These stores are located in the United States, Puerto Rico and Canada. In addition, we have an online store at www.bebe.com.

The statements in this news release and on our recorded message, other than the historical financial information, contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ from anticipated results. Wherever used, the words “expect,” “plan,” “anticipate,” “believe” and similar expressions identify forward-looking statements. Any such forward-looking statements are subject to risks and uncertainties and the company's future results of operations could differ materially from historical results or current expectations. Some of these risks include, without limitation, miscalculation of the demand for our products, effective management of our growth, decline in comparable store sales performance, ongoing competitive pressures in the apparel industry, changes in the level of consumer spending or preferences in apparel, loss of key personnel, difficulties in manufacturing, disruption of supply, adverse economic conditions, and/or other factors that may be described in the company's annual report on Form 10-K and/or other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenues and profitability are difficult to predict.

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